June 1, 2007


                          WILLIAMSBURG INVESTMENT TRUST

                        The Government Street Equity Fund
                       The Government Street Mid-Cap Fund
                         The Government Street Bond Fund
                (collectively referred to herein as the "Funds")

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 1, 2006


     The following disclosure should be read in conjunction with the section RISK/RETURN SUMMARY beginning on page 2 of the Prospectus:

GOVERNMENT STREET EQUITY FUND

The Equity Fund has adopted a policy that, under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks. Effective August 1, 2007, the foregoing policy is amended as follows (new language set forth in italics):

         Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks AND SHARES OF EXCHANGE TRADED FUNDS THAT INVEST PRIMARILY IN COMMON STOCKS. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

GOVERNMENT STREET MID-CAP FUND

The Mid-Cap Fund has adopted a policy that, under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies. Effective August 1, 2007, the foregoing policy is amended as follows (new language set forth in italics):

         Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid-cap companies AND SHARES OF EXCHANGE TRADED FUNDS THAT INVEST PRIMARILY IN COMMON STOCKS OF MID-CAP COMPANIES. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

GOVERNMENT STREET BOND FUND

The Bond Fund has adopted a policy that, under normal circumstances, at least 80% of the Fund's net assets will be invested in fixed income securities and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Effective August 1, 2007, the foregoing policy is amended as follows (new language set forth in italics):

         Under normal circumstances, at least 80% of the Fund's net assets will be invested in fixed income securities AND SHARES OF
         EXCHANGED TRADED FUNDS THAT INVEST PRIMARILY IN FIXED INCOME SECURITIES, and at least 40% of the Fund's net assets will be invested in U.S. Government securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in this policy.

                           (CONTINUED ON REVERSE SIDE)

EXCHANGE TRADED FUNDS AND RELATED RISKS

To participate in various markets and market sectors, the Funds may invest in shares of exchange traded funds ("ETFs"). The Adviser believes that ETFs are a convenient and economical way to invest in both broad market indexes (e.g., the S&P 500, S&P 400 MidCap, Russell 2000, NASDAQ-100, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.), particularly since ETFs may be bought and sold like stocks -- at any time the applicable stock exchange is open for trading. When a Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and operating expenses of the ETF. As with conventional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. Investors pay only customary brokerage fees to buy and sell ETF shares; ETFs do not charge sales loads or redemption fees. The Funds may invest in ETFs tracking indexes representing a general market, industry sectors or market capitalization sectors. Each Fund does not presently intend to invest more than 25% of its net assets in ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to the following risks that do not apply to conventional open-end funds: (1) the market price of an ETF's shares may trade at a discount to its net asset value; (2) an active trading market for an ETF's may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. In addition, due to legal limitations, a Fund may be prevented from purchasing more than 3% of an ETF's outstanding shares unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund, and (ii) the ETF and the Fund take appropriate steps to comply with any condition in such order.





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